Investor Presentation

September 2012

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “assume” or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management’s current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management’s attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Watch TV, Get Rewards

viggle

The second screen platform for TV.

Any channel, any time.

Viggle makes TV better
...more social
...more fun
...more engaging.


3G
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10,010
points
Featured shows
+150
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Executive Summary

Viggle at a Glance

Overview

- 1.10M total registered users, August 2012 (1)
- Launched January 2012
- Mobile-based loyalty program for TV
- Consumer engagement platform that complements TV viewing

Engagement

- 85 minutes active per session (2)
- 19% Completed engagements/Ad Impressions, August 2012 (3)
- 295,097 monthly active users (4)

Advertisers

Gatorade, Verizon, Pepsi, Dove, Lowe's, FOX, Wendy's, Comcast, National Geographic Channel, Lipton, Burger King, abc, tbs, Universal, Mercedes-Benz, Capital One, Best Buy, Silk, MillerCoors, Lifetime Networks, People

Notes: (1) Represents cumulative number of users who have registered for our app, less deactivated accounts; (2) Active time per session calculated by Google Analytics for period January 25, 2012 through August 31, 2012; (3) Calculated using data reported from AD TECH, our ad serving provider, this is calculated as the number of completed ad engagements (e.g. a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad unites (typically in png or jpg image format) and Viggle Live events launched via the ad server but which are not actually ads; (4) Represents an average of monthly active users for three months ended August 31st, 2012. Monthly active users are computed by determining the users that are both registered on the Viggle app and that have earned or redeemed points, other than points received for registering for the Viggle app, in the particular month.

Simple Idea

36 hours of TV every week watched by the average American

80% use second screen while watching TV

18 loyalty memberships on average per American Household

More than 5 items shared everyday
by the average Facebook user - and growing exponentially

9.5 hours of social games played every week
on average by the 81mm social gamers who play at least once a day

Source: Nielsen, "Snapshot of U.S. Television Usage," 2010; "Global Trends in Tablet and Smartphone Use while Watching TV," 2012; Colloquy, "The 2011 Colloquy Loyalty Census." 2011.

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Viggle Makes TV Better



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Ultimate Factories
WWE Monday Night RAW
Alphas
The Real Housewives of New Jersey
Basketball Wives LA

Discovery
- What friends are watching
- Which shows are popular
- What has the most chatter



viggle
redbox.

Loyalty
- Real Rewards
- Streaks and Quests



Latest on Twitter

Social
- Chat during show
- Follow friends
- Connect through Facebook
- Twitter trending



Play along with My Guy!
MIA
14
OKC
60
MY SCORE
35

Content
- MyGuy
- Viggle LIVE
- Exclusive trailers and clips
- Adver-games

Team

Management

Robert F.X. Sillerman	Executive Chairman & CEO	CKX, SFX Entertainment, SFX Broadcasting
John Small	CFO	GLG Partners
Greg Consiglio	EVP of Business Development	AOL, Ticketmaster
Chris Stephenson	President	Interscope Records, Microsoft
Geir Magnusson	Chief Technology Officer	Gilt Groupe, Joost, Intel, Bloomberg
Kevin Arrix	Chief Revenue Officer	MTV, CBS, Turner

Organization

- 91 full time employees
- 8 sales
- 38 engineering and product

Offices



Business Overview

Advertiser Growth


2012 Quarterly Ad Revenue ($000s)
$526
$1,339
$2,144
Q1
Q2
Q3*


No. of Advertisers in Quarter
6
18
21
Q1
Q2
Q3**


No. of Advertisers Spending $100k+ in Quarter
2
4
8
Q1
Q2
Q3**


2012 Booked Revenue by Advertiser Category
Food & Bev 22.0%
Consumer Finance 12.9%
QSR 12.8%
CPG 11.8%
Network 10.9%
Telecom 9.1%
Retail 6.0%
Other*** 14.6%


No. Advertisers by Level of 2012 Booked Revenue
<$100K 10
$200K+ 9
$100K-$199K 8

*Q3 2012 revenue reflects booked revenue plus Q3 weighted pipeline as of September 24, 2012
**As of September 24, 2012
*** Other includes the following six categories: Internet Services, Auto, Alcohol, Travel, Entertainment, Consumer Electronics

Roadmap

Phase I	‣Use points to drive early momentum ‣Strategic advertiser relationships
Phase II	‣Testing / Learning incentive curves ‣Building non-points utility (Viggle Live, MyGuy, etc.) ‣Ad sales metrics development
Phase III	‣Drive accelerated user growth via strategic partnerships and other channels ‣Open platform API to third party developers ‣Continued points incentive curve learning ‣Building non-points utility (Viggle Live, MyGuy, etc.) ‣Ad sales metrics development
Phase IV	‣Critical mass user base ‣Scaling ad sales ‣Driving developer community engagement ‣Adding third party mobile inventory to ad sales platform

viggle

User Growth


1,500,000
1,125,000
750,000
375,000
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

We expect several events will drive significant user growth in Fall 2012:

- DIRECTV Partnership
- MyGuy NFL/NCAA in September and October
- MyGuy NCAA Basketball in November
- MyGuy NBA in November
- Fall TV Season with Viggle LIVE coverage of 90 shows per week

Notes: Represents cumulative number of users who have registered for our app, less deactivated accounts;

DIRECTV Partnership

2nd largest pay-TV operator with 20m+ customers


8:05 PM
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24,240
Featured
Guide
Most chatter
Bonus
Weeds
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Sun | 10PM | Showtime
3:21 PM
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16,711
DIRECTV
Redeem

DIRECTV bonus show & exclusive rewards

Driving customer acquisition for DIRECTV and Viggle

- DIRECTV is marketing Viggle through on-air, digital, set-top box, print, social and other direct customer channels
- Viggle users who switch to DIRECTV earn 200K Viggle points

Creating a unique loyalty program

- DIRECTV customers get exclusive bonus points for select programs including premium programming, PPV movies and NFL Sunday Ticket
- Viggle offers exclusive rewards for DIRECTV customers such as free movies and premium packages

Building network partnerships

- DIRECTV and Viggle are working together to drive tune-in for specific network programming

Integrating technology for an improved customer experience

- Roadmap includes set-top box and DIRECTV app integration

MYGUY Real Time Fantasy Sports



AT&T
10:46 PM
49%
Back
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Dallas Cowboys at New York Giants
DAL
17
verizon
Last event at:
3rd 00:00
NYG
10
+75
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verizon
Rank
8TH
88
MY SCORE
verizon
D
MYGUY:
Defense
New York
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How to Play
Verizon 3G
9:44 PM
Back
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Dallas Cowboys at New York Giants
your game is lacking.
Tommy N
Wendy, you seem very nice. But your game is lacking.
WendyMcGovern
Multi-tasking will do that.
WendyMcGovern
If I were really trying, I would be smoking you
Tommy N
Let's do this then.
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Pick Any Player. Any Game. Any Time.
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Convert Your Points for Real Rewards.

Week 1 Results:

- 50% of all unique users who checked into a game played MyGuy
- The average user who played MyGuy played during two games in Week 1
- 86% of players stated that they will play MyGuy at least once per week during NFL and NCAA Football seasons this year

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viggle LIVE


AT&T M-Cell 11:00 PM 64%
Back
16
Prediction (+2000)
This question is worth 2,000 points!
Who will win Album of the Year?
21 by Adele SELECT
Wasting Light by Foo Fighters SELECT
Born This Way by Lady Gaga SELECT
Doo-Wops & Hooligans by Bruno Mars SELECT
Loud by Rihanna SELECT


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viggle LIVE
bing

- Viggle LIVE drives app engagement and retention
- Win Win Win
  - -Brands get more consumer engagement
  - -Networks get more viewer retention
  - -Users have fun playing
- Viggle LIVE expanding to 90 shows per week in Fall season

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Thank You